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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.      )

Filed by the Registrant ☒                            Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

The Torray Fund

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

THE TORRAY FUND

(the “Trust”)

7501 Wisconsin Avenue

Suite 1100 Bethesda, Maryland 20814

(800) 443-3036

September 30, 2005

Dear Shareholder:

On behalf of the Board of Trustees of the Trust and in connection with one of the Trust’s investment series, The Torray Fund (the “Fund”), I invite you to a special meeting of shareholders of the Fund to be held on November 16, 2005, at 11:00 a.m., Eastern Time, at the Hyatt Regency Hotel, One Bethesda Metro Center, Wisconsin Avenue at Old Georgetown Road, Bethesda, Maryland 20814 (the “Special Meeting”).

At the Special Meeting, as explained more fully in the attached Proxy Statement, you will be asked to vote on the following proposal:

1.	To approve a new Investment Management Agreement between the Fund and Torray LLC, the proposed new investment adviser to the Fund; and

2.	To transact such other business as may properly come before the Special Meeting and any adjournments or postponements thereof.

The Board of Trustees strongly invites your participation by asking you to review these materials and complete and return your Proxy Card as soon as possible.

Detailed information about the proposal is contained in the enclosed materials. In sum, Torray LLC will be a newly formed affiliate of the Fund’s current investment adviser, The Torray Corporation. Torray LLC will be assuming the advisory business of The Torray Corporation and two affiliated entities. The Torray Corporation has two controlling shareholders, Robert E. Torray and Douglas C. Eby. As part of an effort to create a succession plan that insures The Torray Corporation and its affiliated entities remain independent and to facilitate estate planning for Mr. Torray, we intend that ownership interests in Torray LLC will be reallocated among the current owners and that outside investors will acquire a minority ownership interest, resulting in Mr. Eby acquiring majority ownership of Torray LLC. Messrs. Eby and Torray have agreed to enter into long-term employment agreements with Torray LLC.

Even though following the contemplated transaction approximately 75% of the Torray LLC ownership interests will continue to be held by the current owners of The Torray Corporation, the intended transfer of majority control to Mr. Eby will constitute an “assignment” of the Fund’s existing Investment Management Agreement with The Torray Corporation, as defined under the Investment Company Act of 1940 (“1940 Act”), which will result in the termination of the Investment Management Agreement according to its terms and the provisions of the 1940 Act. As a result, we are soliciting shareholder proxies to approve a new Investment Management Agreement between the Fund and Torray LLC prior to closing the transaction in accordance with the requirements of the 1940 Act. In soliciting your vote, we want to assure you that there will be no change in our investment approach, our commitment to the future of the business, or the level of effort devoted to the Fund’s portfolio of investments.

Your vote is important to us regardless of the number of shares you own. Whether or not you plan to attend the Special Meeting in person, please read the Proxy Statement and cast your vote promptly. It is important that your vote be received no later than the time of the Special Meeting on November 16, 2005.

VOTING IS QUICK AND EASY. EVERYTHING YOU WILL REQUIRE IS ENCLOSED. To cast your vote simply complete, sign and return the Proxy Card in the enclosed postage-paid envelope.

In addition to voting by mail you may also vote by either telephone or via the Internet, as follows:

To vote by Telephone:	To vote by Internet:

(1) Read the Proxy Statement and have your Proxy Card at hand.	(1) Read the Proxy Statement and have your Proxy Card at hand.

(2) Call the toll-free number that appears on your Proxy Card.	(2) Go to the website that appears on your Proxy Card.

(3) Enter the control number set forth on the Proxy Card and follow the simple instructions.	(3) Enter the control number set forth on the Proxy Card and follow the simple instructions.

We encourage you to vote by telephone or via the Internet using the control number that appears on your enclosed Proxy Card. Use of telephone or Internet voting will reduce the time and effort associated with this proxy solicitation.

Whichever method you choose, please read the enclosed proxy statement carefully before you vote.

PLEASE TAKE A FEW MINUTES TO READ THE PROXY STATEMENT AND CAST YOUR VOTE. BY VOTING AS SOON AS POSSIBLE YOU SAVE THE FUND THE TROUBLE OF FURTHER SOLICITING YOUR VOTE.

If you have any questions regarding these matters, please do not hesitate to contact us at (800) 443-3036.

Sincerely,

/s/ William M Lane
William M Lane
President
The Torray Fund

THE TORRAY FUND

(the “Trust”)

7501 Wisconsin Avenue

Suite 1100

Bethesda, Maryland 20814

(800) 443-3036

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD NOVEMBER 16, 2005

To the Shareholders:

The Board of Trustees of the Trust has scheduled a special meeting of shareholders of The Torray Fund (the “Fund”) (the “Special Meeting”) to be held on November 16, 2005, at the Hyatt Regency Hotel, One Bethesda Metro Center, Wisconsin Avenue at Old Georgetown Road, Bethesda, Maryland 20814 at 11:00 a.m., Eastern Time, for the following purpose:

1.	To approve a new Investment Management Agreement between the Fund and Torray LLC, the proposed new investment adviser to the Fund; and

2.	To transact such other business as may properly come before the Special Meeting and any adjournments or postponements thereof.

You are entitled to vote at the Special Meeting and any adjournments or postponements thereof if you owned shares of the Fund at the close of business on September 21, 2005 (the “Record Date”).

Whether or not you plan to attend the Special Meeting in person, please vote your shares. In addition to voting by mail you may also vote by telephone or via the Internet, as follows:

To vote by Telephone:	To vote by Internet:

(1) Read the Proxy Statement and have your Proxy Card at hand.	(1) Read the Proxy Statement and have your Proxy Card at hand.

(2) Call the toll-free number that appears on your Proxy Card.	(2) Go to the website that appears on your Proxy Card.

(3) Enter the control number set forth on the Proxy Card and follow the simple instructions.	(3) Enter the control number set forth on the Proxy Card and follow the simple instructions.

We encourage you to vote by telephone or via the Internet using the control number that appears on your enclosed Proxy Card. Use of telephone or Internet voting will reduce the time and effort associated with this proxy solicitation. Whichever method you choose, please read the enclosed Proxy Statement carefully before you vote.

PLEASE RESPOND - WE ASK THAT YOU VOTE PROMPTLY IN ORDER TO AVOID

THE NEED FOR ANY ADDITIONAL SOLICITATION.

YOUR VOTE IS IMPORTANT

By Order of the Board of Trustees

/s/ William M Lane
September 30, 2005	William M Lane Secretary The Torray Fund

THE TORRAY FUND

(the “Trust”)

7501 Wisconsin Avenue

Suite 1100

Bethesda, Maryland 20814

(800) 443-3036

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON NOVEMBER 16, 2005

This proxy statement is being furnished to you in connection with the solicitation of proxies by the Board of Trustees of the Trust in connection with a matter involving the fund that you are invested in, The Torray Fund (the “Fund”), which is to be voted at a Special Meeting of Shareholders to be held at the Hyatt Regency Hotel, One Bethesda Metro Center, Wisconsin Avenue at Old Georgetown Road, Bethesda, Maryland 20814 on November 16, 2005, at 11:00 a.m., Eastern Time, for the purpose set forth below and as described in greater detail in this Proxy Statement. The meeting and any adjournments or postponements of the meeting is referred to in this Proxy Statement as the “Special Meeting.”

You are entitled to vote at the Special Meeting and any adjournments or postponements if you owned shares of the Fund on the close of business on September 21, 2005 (“Record Date”). The date of the first mailing of the Proxy Cards and this Proxy Statement to shareholders will be on or about September 30, 2005.

Only shareholders of record at the close of business on the Record Date will be entitled to notice of, and to vote at, the Special Meeting. Shares represented by proxies, unless previously revoked, will be voted at the Special Meeting in accordance with the instructions of the shareholders. If Proxy Cards have been executed, but no instructions are given, such proxies will be voted in favor of the proposal. To revoke a proxy, the shareholder giving such proxy must either (1) submit to the Fund a subsequently dated Proxy Card, (2) deliver to the Fund a written notice of revocation at the address stated above, or (3) otherwise give notice of revocation in open meeting, in all cases prior to the exercise of the authority granted in the proxy.

The presence in person or by proxy of the holders of record of 40% of the outstanding shares of the Fund shall constitute a quorum at the Special Meeting, permitting action to be taken.

The Trust will furnish, without charge, a copy of the Fund’s most recent annual report (and the most recent semi-annual report succeeding the annual report) to shareholders upon request, which may be made either by writing to the Trust at the address above or by calling toll-free (800) 443-3036. The report will be mailed to you by first class mail within three business days of your request.

PROPOSAL

APPROVAL OF A NEW INVESTMENT MANAGEMENT AGREEMENT

What is happening?

The current investment adviser to the Fund, The Torray Corporation (the “Current Adviser”), has informed the Board of Trustees that it will transfer all of its assets and liabilities to a soon-to-be formed investment advisory firm, Torray LLC (the “New Adviser”), in exchange for an equivalent portion of the equity interests in the New Adviser, which transaction is permissible under the terms of the existing Investment Management Agreement between the Fund and the Current Adviser (the “Current Agreement”) and the applicable provisions of the Investment Company Act of 1940 (the “1940 Act”). In addition, the New Adviser intends to enter into an agreement to consummate a transaction (the “Transaction”) that will result in a change in control for purposes of the 1940 Act. Upon the change in control, the Current Agreement will terminate in accordance with its terms and the terms of the applicable provisions of the 1940 Act.

Robert E. Torray and Douglas C. Eby are the two control persons of the Current Adviser based upon their ownership of the common stock of the Current Adviser. Under the 1940 Act, any person who owns beneficially, either directly or through one or more controlled companies, more than 25% of the voting securities of a company shall be presumed to control such company. As part of the contemplated Transaction, the Current Adviser, the New Adviser, Mr. Torray, Mr. Eby, Mr. William M Lane (an existing shareholder of the Current Adviser) and certain other parties (the “New Investors”) intend to enter into an agreement, pursuant to which Mr. Eby will become the sole control person of the New Adviser and Mr. Torray will remain a significant equity holder, but not a control person, of the New Adviser. In addition, it is expected that the New Investors, none of which is affiliated with the Current Adviser, and Mr. Lane will own the remaining portion of the equity interests in the New Adviser, but none of the New Investors or Mr. Lane will hold a controlling interest in the New Adviser. Mr. Eby, Mr. Torray and Mr. Lane will hold their interests in the New Adviser indirectly through their ownership of the Current Adviser and two other corporations, Robert E. Torray & Company, Inc. and TEL Corporation, Inc., which are located at 7501 Wisconsin Avenue, Suite 1100, Bethesda, Maryland 20814. Upon completion of the contemplated Transaction, Mr. Eby will be the controlling equity holder of the New Adviser, Mr. Torray will be the second-largest equity holder of the New Adviser, and it is expected that each of Mr. Torray and Markel Corporation, one of the expected New Investors and a publicly traded international property and casualty insurance holding company, will hold more than 10% of the total equity in the New Adviser. The addresses for each of Mr. Eby, Mr. Torray and Markel Corporation are set forth in “Information About the Current Adviser and the New Adviser” below.

Because Mr. Torray will not be a control person of the New Adviser following the completion of the contemplated Transaction, a change in control would occur for purposes of the 1940 Act. As a result, the Current Agreement will be terminated automatically by operation of law upon the effectiveness of the Transaction, and shareholders of the Fund are hereby being asked to approve a new Investment Management Agreement (the “New Agreement”) between the Fund and the New Adviser, which would take effect following the completion of the contemplated Transaction. In addition to the signing of definitive documentation, the receipt of the requisite shareholder vote in favor of the New Agreement will be a condition to the closing of the Transaction.

The terms of the New Agreement are identical to the terms of the Current Agreement, except for the dates of execution, effectiveness, termination and certain other non-material changes. The following pages give you additional information on the contemplated Transaction, the proposed New Agreement for the Fund, and the manner in which the contemplated Transaction will affect you as a shareholder. The approval of the New Agreement for the Fund is an important matter to be voted upon by you.

How will the Transaction affect me as a Fund shareholder?

The contemplated Transaction is not expected to result in any changes to the way in which the Fund is managed. The Transaction will not cause any changes to the Fund’s investment objectives or policies. The Transaction will also not affect your shareholdings, and you will continue to own the same number of shares in the Fund as you do now. The terms of the New Agreement, including the management fee to be paid by the Fund to the New Adviser, are the same in all respects as the Current Agreement, except for the dates of execution, effectiveness, termination and certain other non-material changes. In addition, the Transaction is not expected to result in a change of the investment personnel, including the Fund’s portfolio management team, as Mr. Torray and Mr. Eby will continue to serve as the co-portfolio managers of the Fund after the Transaction. After the contemplated Transaction, the New Adviser intends to continue to devote sufficient resources to the management and operation of the Fund. The likely New Investors, including Markel Corporation, will not have an active role in the New Adviser’s day-to-day management and operation of the Fund.

Similarly, the Transaction will not affect the Fund’s contractual relationships with its other service providers, including the Fund’s transfer agent and custodian. Thus, you can expect to continue to receive the same high level of service that you have come to expect as a Fund shareholder.

Will the management fees be the same?

Yes. The investment management fees paid by the Fund will remain the same.

How do the Board members of the Fund recommend that I vote?

After careful consideration, the Fund’s Board of Trustees, including those trustees who are not affiliated with the Trust, the Current Adviser or the New Adviser, recommends that you vote in favor of the Proposal.

Will the Fund pay for the proxy solicitation and legal costs associated with this transaction?

No. The Current Adviser has agreed to bear all of these costs so that the Fund will not have to.

Summary of the Transaction

The Current Adviser was organized as a Maryland corporation in 1990. Currently, its outstanding voting securities are owned by Robert E. Torray, William M Lane and Douglas C. Eby. The New Adviser will acquire all of the assets and liabilities of the Current Adviser in exchange for an equivalent portion of the equity interests in the New Adviser. In addition, it is contemplated that ownership interests in the New Adviser will be reallocated among the current owners and that the New Investors will acquire a minority ownership interest in the New Adviser, resulting in Mr. Eby acquiring majority ownership of the New Adviser. Based upon his majority ownership interest in the New Adviser, Mr. Eby will be deemed to control the New Adviser for purposes of the 1940 Act. Mr. Torray and Mr. Lane will be employees and equity holders of the New Adviser, but they will be deemed not to control the New Adviser under the 1940 Act based on their equity ownership.

Considerations Under the Investment Company Act of 1940

Section 15(a) of the 1940 Act prohibits any person from serving as an investment adviser to a registered investment company except pursuant to a written agreement that has been approved by the shareholders of the investment company. The Current Adviser presently serves as the investment manager to the Fund under an agreement that was approved by the initial shareholder of the Fund on November 16, 1990 (the “Current Agreement”). The Current Agreement was most recently approved by the Board of Trustees at an in-person meeting held on September 28, 2004.

Section 15(a) also provides for the automatic termination of such agreements upon their assignment. An assignment is deemed to include any change of control of an investment adviser. Accordingly, the Current Agreement will terminate upon its assignment due to the proposed change in control resulting from the Transaction. In order for the New Adviser to be able to continue to provide investment management services to the Fund, shareholders must approve the New Agreement. A form of the New Agreement is attached to this Proxy Statement as Appendix A. The material terms of the Current Agreement and the New Agreement are described below.

Terms of the Current Agreement and the New Agreement

The terms of the New Agreement are identical to the terms of the Current Agreement, except for the dates of execution, effectiveness, termination and certain other non-material changes. The fees payable by the Fund to the Manager are identical in the Current and New Agreements.

On August 22 and September 7, 2005, the Board of Trustees met to consider the terms of the proposed Transaction, its effect on the Fund, and the proposed management of the Fund by the New Adviser under the New Agreement. The Trustees, including the Independent Trustees, approved, subject to shareholder approval described herein, the New Agreement between the Fund and the New Adviser. The Trustees recommend approval of the New Agreement by the shareholders of the Fund.

Subject to the control of the Trustees of the Trust, the Current Adviser continuously furnishes an investment program for the Fund and makes investment decisions on behalf of the Fund. The Current Adviser also manages, supervises and conducts the other affairs and business of the Fund, furnishes office space and equipment, provides bookkeeping and certain clerical services and pays all fees and expenses of the officers of the Fund.

Duties Under the New Agreement. Upon the completion of the proposed Transaction, and assuming shareholder approval of the New Agreement, the New Adviser will continue to provide these same services as are presently being provided to the Fund by the Current Adviser. Under the New Agreement, the New Adviser will: (i) furnish continuously an investment program for the Fund and will make investment decisions on behalf of the Fund and place all orders for the purchase and sale of portfolio securities, and (ii) manage, supervise and conduct the other affairs and business of the Fund, furnish office space and equipment, provide bookkeeping and clerical services, and pay all salaries, fees and expenses of the officers and Trustees of the Trust who are affiliated with the New Adviser. The New Adviser will discharge its responsibilities subject to the control of the Trustees and in a manner consistent with the Fund’s investment objectives, policies and limitations.

Duration and Termination. Upon the completion of the proposed Transaction, and assuming shareholder approval of the New Agreement, and unless terminated earlier, the New Agreement shall continue in effect as to the Fund through November 1, 2006 and thereafter for periods of one year for so long as such continuance is specifically approved at least annually: (i) by the vote of the holders of a majority of the outstanding shares of the Fund or (ii) by the vote of a majority of the Independent Trustees of the Trust, cast in person at a meeting called for the purpose of voting on such approval.

The New Agreement will terminate automatically in the event of its assignment. The New Agreement is terminable at any time without penalty by: (i) by the Trustees of the Trust; (ii) by a vote of a majority of the outstanding shares of the Fund; or (iii) on sixty (60) days’ written notice to the Manager or the Fund.

Compensation. Like the Current Agreement, under the New Agreement the New Adviser will receive a fee computed daily and paid monthly at the annual rate of 1.00% of the average daily net asset value of the Fund.

Limitations on Liability. Like the Current Agreement, the New Agreement provides that the New Adviser will not be liable for any act or omission in the course of, or connected with, rendering services under the agreement, but will be liable only for willful misfeasance, bad faith or gross negligence or reckless disregard of its obligations under the agreement.

Information About the Current Adviser and the New Adviser

The Current Adviser is located at 7501 Wisconsin Avenue, Suite 1100, Bethesda, Maryland 20814. The Current Adviser is owned by Mr. Torray, Mr. Eby and Mr. Lane. Robert E. Torray has served as President of the Current Adviser since it was organized in 1990. Mr. Torray is also the Chairman of Robert E. Torray & Co., Inc., a manager of large institutional portfolios that he founded on May 1, 1972, and the Chairman of TEL Corporation, Inc., a private investment fund manager that was founded on October 14, 2003, both of which are collectively owned by Mr. Torray, Mr. Eby and Mr. Lane. Douglas C. Eby, the Fund’s co-manager, joined the Current

Adviser in 1992. He serves as the Executive Vice President and is also President of Robert E. Torray & Co., Inc. and TEL Corporation. Mr. Torray is 68 and Mr. Eby is 46. As co-portfolio managers, Mr. Torray and Mr. Eby share equally in the day-to-day management of the Fund’s investment portfolio.

The Current Adviser provides investment advice and portfolio management services and oversees the administration of the Fund pursuant to the terms of the Current Agreement. The Current Agreement is dated as of November 16, 1990 and was last approved by shareholders of the Fund on November 16, 1990 when it was submitted to the vote of the then sole shareholder of the Fund in connection with the establishment and organization of the Fund. The Current Adviser received 1.00% of the Fund’s average daily net assets as compensation for these services for the fiscal year ended December 31, 2004, which amounted to $16,893,454. The Current Adviser also provides investment advice to The Torray Institutional Fund, which is another fund having similar investment objectives as the Fund. The Torray Institutional Fund requires a minimum investment of $5 million and is primarily intended as an investment vehicle for institutional accounts. The Current Adviser is entitled to receive a comprehensive management fee from The Torray Institutional Fund which covers all of the operating expenses of that fund, including investment advisory and management services, at a rate equal to 0.85% of that fund’s average daily net assets. As of August 31, 2005, The Torray Institutional Fund had total assets of approximately $1.3 billion.

The Current Adviser is registered as an investment adviser with the Securities and Exchange Commission and as of August 31, 2005 had approximately $6.4 billion in assets under management.

The New Adviser will assume the day-to-day management and operations responsibility for the Fund. The New Adviser will continue to operate out of the offices presently occupied by the Current Adviser. Mr. Torray and Mr. Eby will be officers and employees of the New Adviser, as well as the New Adviser’s two largest equity holders, and they will continue to serve as the co-portfolio managers of the Fund in their capacities with the New Adviser.

Mr. Eby and Mr. Torray are each located at 7501 Wisconsin Avenue, Suite 1100, Bethesda, Maryland 20814. Markel Corporation is located at 4521 Highwoods Parkway, Glen Allen, Virginia 23060.

Shareholder Approval

The Proposal requires the affirmative vote of a “majority of the outstanding shares” of the Fund. The term “majority of outstanding shares,” as defined in the 1940 Act and as used in this Proxy Statement with respect to the Fund, means: the affirmative vote of the lesser of (1) 67% of the voting securities of the Fund present at the Special Meeting if more than 50% of the outstanding shares of the Fund are present in person or by proxy or (2) more than 50% of the outstanding shares of the Fund.

Factors Considered by the Trustees and their Recommendation

At their meetings on August 22 and September 7, 2005, the Trustees discussed and considered the New Agreement in light of the proposed Transaction. Among other things, the Trustees considered representations from the Current Adviser that it is anticipating no material changes to the management and operation of the Fund after the Transaction and that the personnel currently responsible for the investment management of the Fund are intended to continue serving in their respective roles. In connection with this, the Trustees placed particular emphasis on the fact that Mr. Torray and Mr. Eby will continue to serve as the co-portfolio managers of the Fund as employees of the New Adviser and, in addition, that Mr. Torray and Mr. Eby will enter into long-term employment agreements with the New Adviser. The Trustees also considered representations from the Current Adviser that motivating factors for the Transaction are an effort to create a succession plan that ensures the Current Adviser and its affiliated entities remain independent and the estate planning objectives of Mr. Torray. The Trustees also considered that the material terms and conditions and the fees payable under the Current Agreement are not scheduled to be changed under the New Agreement.

Among the factors the Board considered was the overall performance of the Fund achieved by the Current Adviser relative to the performance of other mutual funds with similar investment objectives on both a long term basis and over shorter time periods. In particular, the Board took note of the favorable performance achieved by the Current Adviser over longer time periods and they considered the Current Adviser’s particular focus on long-term investment performance, noting that the Fund has outperformed its applicable benchmark index, the S&P 500 Index, over longer time periods. The Trustees indicated that they wished to retain the services of the New Adviser in order to maintain the services of the team that has been responsible for the Fund’s performance. They noted the range of investment advisory and management services provided by the Current Adviser and the level and quality of these services, and in particular, they noted the quality of the personnel providing these services, taking into consideration their finding that the personnel providing these services, and the services provided, are of a very high caliber and quality, and they took into consideration the fact that the personnel providing these services are not expected to change as a result of the Transaction. The Board also compared expenses of the Fund to the expenses of other funds of similar size, noting that the expenses for the Fund following the completion of the Transaction are expected to continue to compare favorably with industry averages for funds of similar size. They also took note of the fact that the Fund is not presently subject to any sales loads, sales commissions or other similar fees, including Rule 12b-1 distribution fees, which helps to keep the overall expense to shareholders of investing in the Fund lower than the expenses associated with investing in many comparable funds, and they considered the fact that the New Adviser has informed the Board that it does not intend to propose the introduction of such types of fees to the Fund. The Board also reviewed financial information concerning the Current Adviser and the New Adviser, noting the financial soundness of each as demonstrated by the financial information provided.

In addition, the Board reviewed with the Current Adviser information regarding its brokerage practices, including soft dollar matters, which the Current Adviser does not have any agreements to do, and its best execution procedures, which the Board noted were reasonable and consistent with standard industry practice, and the Board was informed by the New Adviser that it intends to continue to follow these same brokerage practices.

Based on this review, and in light of the terms of the contemplated Transaction, the Trustees concluded that the management services contemplated under the New Agreement are reasonably worth the full amount of the fee, plus any benefits that incidentally may accrue to the New Adviser, and that the terms of the New Agreement are fair and reasonable. Accordingly, the Trustees, including a majority of the Independent Trustees, approved the New Agreement and voted to recommend its approval by the shareholders of the Fund.

The Board was also advised that the Current Adviser intends to rely on Section 15(f) of the 1940 Act, which provides a non-exclusive safe harbor for an investment adviser to an investment company or any of the investment adviser’s affiliated persons (as defined under the 1940 Act) to receive any amount or benefit in connection with a sale of securities of the investment adviser that results in a change in control of the investment adviser so long as two conditions are met. First, for a period of three years after the transaction, at least 75% of the board members of the investment company must not be “interested persons” of the investment company’s successor investment adviser or its predecessor adviser. On or prior to the consummation of the Transaction, the Board intends to be in compliance with this provision of Section 15(f). Second, an “unfair burden” must not be imposed upon the investment company as a result of such transaction or any express or implied terms, conditions or understandings applicable thereto. The term “unfair burden” is defined in Section 15(f) to include any arrangement during the two year period after the transaction whereby the investment adviser, or any interested person of any such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for such investment company). No such compensation agreements are contemplated in connection with the Transaction. In addition, in connection with this, the New Adviser has undertaken to the Board that for a period of two years following the completion of the contemplated Transaction, the New Adviser will not seek any increase in the investment advisory fees payable by the Fund under the New Agreement.

THE TRUSTEES RECOMMEND THAT THE SHAREHOLDERS OF THE FUND

VOTE FOR APPROVAL OF THE NEW AGREEMENT.

GENERAL INFORMATION ABOUT THE TRUST

Distributor

The Trust serves as distributor of shares of the Fund. In this capacity, it receives purchase orders and redemption requests relating to its shares.

Custodian and Transfer Agent

PFPC Trust Company, 400 Bellevue Parkway, Wilmington, DE 19809, is the custodian for the Fund. PFPC Inc., 760 Moore Road, King of Prussia, PA 19406 serves as transfer agent and shareholder servicing agent to the Fund.

OTHER BUSINESS

Other Matters to Come Before the Special Meeting

The Board does not intend to present any other business at the Special Meeting. If, however, any other matters are properly brought before the Special Meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment.

Proposals of Shareholders

The Trust does not hold annual shareholder meetings. Any shareholder proposal intended to be presented at any future meeting of shareholders must be received by the Trust at its principal office a reasonable time before the solicitation of proxies for such meeting in order for such proposal to be considered for inclusion in that Proxy Statement relating to such meeting.

Shareholders who wish to communicate with the Board should send communications to the attention of the Secretary of the Trust, 7501 Wisconsin Avenue, Suite 1100, Bethesda, Maryland 20814 and communications will be directed to the Trustee or Trustees indicated in the communication or, if no Trustee or Trustees are indicated, to the Chairman of the Board.

VOTING INFORMATION

This Proxy Statement is furnished in connection with a solicitation of proxies by the Board to be used at the Special Meeting. This Proxy Statement, along with a Notice of the Special Meeting and Proxy Card, is first being mailed to shareholders of the Fund on or about September 30, 2005. Only shareholders of record as of the close of business on the Record Date, September 21, 2005, will be entitled to notice of, and to vote at, the Special Meeting or any adjournments or postponements thereof. If the enclosed form of Proxy Card is properly executed and returned in time to be voted at the Special Meeting, the proxies named therein will vote the shares represented by the proxy in accordance with the instructions marked thereon. Unmarked but properly executed Proxy Cards will be voted FOR the proposal. A proxy may be revoked at any time before or at the Special Meeting by submitting to the Fund a subsequently dated Proxy Card, written notice to the Fund, or by attending and voting at the Special Meeting. Unless revoked, all valid and executed proxies will be voted in accordance with the specifications thereon or, in the absence of such specifications, FOR the proposal.

Quorum and Voting Requirement

The presence at any shareholders meeting, in person or by proxy, of the holders of 40% of the outstanding shares entitled to be cast shall be necessary and sufficient to constitute a quorum for the transaction of business.

The Proposal requires the affirmative vote of a “majority of the outstanding shares” of the Fund. The term “majority of outstanding shares,” as defined by the Investment Company Act of 1940, as amended (the “1940 Act”) and as used in this Proxy Statement with respect to the Fund, means: the affirmative vote of the lesser of (1) 67% of the voting securities of the Fund present at the Special Meeting if more than 50% of the outstanding shares of the Fund are present in person or by proxy or (2) more than 50% of the outstanding shares of the Fund.

ADJOURNMENTS

In the event that sufficient votes to approve the proposals are not received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies. Any such adjournment will require an affirmative vote by the holders of a majority of the shares of the Trust present in person or by proxy and entitled to vote at the Special Meeting. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of such proposal and will vote against such adjournment those proxies to be voted against the proposal.

EFFECT OF ABSTENTIONS AND BROKER NON-VOTES

For purposes of determining the presence of a quorum for transacting business at the Special Meeting, abstentions and broker “non-votes” (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as Shares that are present but which have not been voted.

Abstentions will have the effect of a “no” vote. Broker non-votes will have the effect of a “no” vote for the Proposal where a vote is determined on the basis of obtaining the affirmative vote of more than 50% of the outstanding shares of the Fund identified in the Proposal. Broker non-votes will not constitute “yes” or “no” votes and will be disregarded in determining the voting securities “present” if such vote is determined on the basis of the affirmative vote of 67% of the voting securities of the Fund present at the Special Meeting.

Broker-dealer firms holding shares of the Fund in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on the Proposal before the Special Meeting. The New York Stock Exchange (the “NYSE”) has taken the position that broker-dealers that are members of the NYSE and that have not received instructions from a customer prior to the date specified in the broker-dealer firm’s request for voting instructions may not vote such customer’s shares on the Proposal. A signed proxy card or other authorization by a beneficial owner of Fund shares that does not specify how the beneficial owner’s shares are to be voted on the Proposal may be deemed to be an instruction to vote such shares in favor of the Proposal.

If you hold shares of the Fund through a bank or other financial institution or intermediary (called a service agent) that has entered into a service agreement with the Fund or an affiliate or agent of the Fund, the service agent may be the record holder of your shares. At the Special Meeting, a service agent will vote shares for which it receives instructions from its customers in accordance with those instructions. A signed proxy card or other authorization by a shareholder that does not specify how the shareholder’s shares should be voted on the Proposal may be deemed to vote such shares in favor of the Proposal. If a service agent is not a member of the NYSE, it may be permissible for the service agent to vote shares with respect to which it has not received specific voting instructions from its customers on the Proposal.

PROXY SOLICITATION

Proxies are being solicited by mail. Additional solicitations may be made by telephone, fax, e-mail, or by personal contact by officers or employees of the Current Adviser and its affiliates. The cost of the solicitation will be borne by the Current Adviser.

SHARE INFORMATION

Holders of record of shares of the Fund, at the close of business on the Record Date will be entitled to one vote per share for the Fund on all business to be conducted at the Special Meeting. The number of shares outstanding as of the Record Date was 35,151,957.

FUND SHARES OWNED BY CERTAIN BENEFICIAL OWNERS

As of the Record Date the following entities owned beneficially or of record 5% or more of the Fund’s shares.

NAME AND ADDRESS	PERCENTAGE OF FUND SHARES OUTSTANDING
Charles Schwab & Co., Inc. FBO Schwab Customers 101 Montgomery Street San Francisco, CA 94104	23.3%

National Financial Services Corp. 200 Liberty Street 5th Floor New York, NY 10281	13.1%

9

Appendix A

THE TORRAY FUND

MANAGEMENT CONTRACT

Management Contract executed as of                     , 2005, between THE TORRAY FUND, a Massachusetts business trust (the “Trust”), on behalf of its separate investment series THE TORRAY FUND (the “Fund”) and TORRAY LLC, a Delaware limited liability company (the “Manager”).

Witnesseth:

That in consideration of the mutual covenants herein contained, it is agreed as follows:

1.	SERVICES TO BE RENDERED BY MANAGER TO THE FUND

(a)    Subject always to the control of the Trustees of the Trust and to such policies as the Trustees may determine, the Manager will, entirely at its own expense, (i) furnish continuously an investment program for the Fund and will make investment decisions on behalf of the Fund and place all orders for the purchase and sale of portfolio securities and (ii) manage, supervise and conduct all of the affairs and business of the Fund and bear the expenses of all service providers to the Fund, furnish office space and equipment, and pay all salaries, fees and expenses of officers and Trustees of the Trust who are affiliated with the Manager. In the performance of its duties, the Manager will be subject to the control of the Trustees and to the policies determined by the Trustees, as well as to the provisions of the Trust’s Agreement and Declaration of Trust, its By-laws as in effect from time to time, and the investment objectives, policies and restrictions stated in the Fund’s prospectus.

(b)    In the selection of brokers or dealers and the placing of orders for the purchase and sale of portfolio investments for the Fund, the Manager shall seek to obtain for the Fund the most favorable price and execution available, except to the extent it may be permitted to pay higher brokerage commissions for brokerage and research services as described below. In using its best efforts to obtain for the Trust the most favorable price and execution available, the Manager, bearing in mind the Trust’s best interests at all times, shall consider all factors it deems relevant, including by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker and dealer involved and the quality of service rendered by the broker or dealer in other transactions. Subject to such policies as the Trustees may determine, the Manager shall not be deemed to have acted unlawfully or to have breached any duty created by this Contract or otherwise solely by reason of its having caused the Fund to pay a broker or dealer that provides brokerage and research services to the Manager an amount of commission for effecting a securities transaction for the Fund in excess of the commission another broker or dealer would have charged for effecting that transaction, if the Manager determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Manager’s overall responsibilities with respect to the Fund and to other clients of the Manager as to which the Manager exercises investment discretion.

(c)    The Manager shall not be obligated to pay any expenses of or for the Trust not expressly assumed by the Manager pursuant to this Section 1.

2.	OTHER AGREEMENTS, ETC.

It is understood that any of the shareholders, Trustees, officers and employees of the Trust may be a shareholder, director, officer, or employee of, or be otherwise interested in, the Manager, and in any person controlled by or under common control with the Manager, and that the Manager and any person controlled by or

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under common control with the Manager may have an interest in the Trust. It is also understood that the Manager and persons controlled by or under common control with the Manager have and may have advisory, management service, distribution or other contracts with other organizations and persons, and may have other interests and businesses.

3.	COMPENSATION TO BE PAID BY THE FUND TO THE MANAGER.

The Fund will pay to the Manager as compensation for the Manager’s services rendered, for the facilities furnished and for the expenses borne by the Manager pursuant to Section 1, a fee, computed daily and paid monthly, at the annual rate of 1.00% of the daily net asset value of the Fund. The fee shall be paid from the assets of the Trust. Such fee shall be payable within five (5) business days after the end of such month.

If the Manager shall serve for less than the whole of a month, the foregoing compensation shall be prorated.

4.	ASSIGNMENT TERMINATES THIS CONTRACT; AMENDMENTS OF THIS CONTRACT.

This Contract shall automatically terminate, without the payment of any penalty, in the event of its assignment; and this Contract shall not be amended unless such amendment is approved at a meeting by the affirmative vote of a majority of the outstanding shares of the Fund, and by the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the Trustees of the Trust who are not interested persons of the Trust or of the Manager.

5.	EFFECTIVE PERIOD AND TERMINATION OF THIS CONTRACT.

This Contract shall become effective upon its execution, and shall remain in full force and effect continuously thereafter (unless terminated automatically as set forth in Section 4) until terminated as follows:

(a)    Either party hereto may at any time terminate this Contract by not more than sixty days’ written notice delivered or mailed by registered mail, postage prepaid, to the other party, or

(b)    If (i) the Trustees of the Trust or the shareholders of the affirmative vote of a majority of the outstanding shares of the Trust, and (ii) a majority of the Trustees of the Trust who are not interested persons of the Trust or of the Manager, by vote cast in person at a meeting called for the purpose of voting on such approval, do not specifically approve – at least annually the continuance of this Contract, then this Contract shall automatically terminate at the close of business on the second anniversary of its execution, or upon the expiration of one year from the effective date of the last such continuance, whichever is later; provided, however, that if the continuance of this Contract is submitted to the shareholders of the Trust for their approval and such shareholders fail to approve such continuance of this Contract as provided herein, the Manager may continue to serve hereunder in a manner consistent with the 1940 Act and the rules and regulations thereunder.

Action by the Trust under (a) above may be taken either (i) by vote of a majority of its Trustees, or (ii) by the affirmative vote of a majority of the outstanding shares of the Trust.

Termination of this Contract pursuant to this Section 5 shall be without the payment of any penalty.

6.	CERTAIN DEFINITIONS.

For the purposes of this Contract, the “affirmative vote of a majority of the outstanding shares” means the affirmative vote, at a duly called and held meeting of shareholders, (a) of the holders of 67% or more of the shares of the Fund present (in person or by proxy) and entitled to vote at such meeting, if the holders of more than 50% of the outstanding shares of the Fund entitled to vote at such meeting are present in person or by proxy, or (b) of the holders of more than 50% of the outstanding shares of the Fund entitled to vote at such meeting, whichever is less.

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For the purposes of this Contract, the terms “affiliated person, ““control,” “interested person” and “assignment” shall have their respective meanings defined in the 1940 Act and the rules and regulations thereunder, subject, however to such exemptions as may be granted by the Securities and Exchange Commission under said Act; the term “specifically approve at least annually” shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder; and the term “brokerage and research services” shall have the meaning given in the Securities Exchange Act of 1934 and the rules and regulations thereunder.

7.	USE OF NAME.

The word “Torray” to be used in the Fund’s name belongs exclusively to the Manager, and may be used by the Fund only so long as this Contract has not been terminated.

8.	NONLIABILITY OF MANAGER.

In the absence of willful misfeasance, bad faith or gross negligence on the part of the Manager, or reckless disregard of its obligations and duties hereunder, the Manager shall not be subject to any liability to the Fund, or to any shareholder of the Fund, for any act or omission in the course of, or connected with, rendering services hereunder.

9.	LIMITATION OF LIABILITY OF THE TRUSTEES AND SHAREHOLDERS.

A copy of the Agreement and Declaration of Trust of the Trust is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of the Trustees of the Trust as Trustees and not individually and that the obligations of this instrument are not binding upon any of the Trustees or shareholders individually but are binding only upon the assets and property of the Trust.

IN WITNESS WHEREOF, THE TORRAY FUND, on behalf of its investment series THE TORRAY FUND, and THE TORRAY COMPANY, LLC have each caused this instrument to be signed on its behalf by its duly authorized representative, all as of the day and year first above written.

THE TORRAY FUND, on behalf of its separate investment series THE TORRAY FUND

By:

Title:

TORRAY LLC

By:

Title:

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TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735

THREE EASY WAYS TO VOTE

To vote by Mail

1) Read the Proxy Statement.

2) Check the appropriate boxes on the proxy card below.

3) Sign and date the Proxy Card below.

4) Return the Proxy Card in the envelope provided.

To vote by Internet

1) Read the Proxy Statement and have the Proxy Card below at hand.

2) Go to www.proxyvote.com

3) Follow the instructions provided.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.

2) Call 1-800-690-6903

3) Follow the recorded instructions.

Do not return your Proxy Card if you are voting by telephone or Internet.

TOR68A

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

THE TORRAY FUND

THIS PROXY CARD IS VALID ONLY WHEN SIGNED

The Board of Trustees Recommends a Vote FOR the Proposal.

VOTE ON PROPOSAL

1. To approve a new Investment Management Agreement between the Fund and Torray LLC:

To transact such other business as may properly come before the Special Meeting and any adjournment thereof.

FOR AGAINST ABSTAIN

PLEASE SIGN AND DATE BELOW.

NOTE: Please sign your name exactly as your shareholder name or names appear on the account. This will authorize the voting of these shares as indicated. Where shares are registered with joint owners, all joint owners should sign. Persons signing as executors, administrators, trustees, etc. should so indicate.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

THE TORRAY FUND

Special Meeting of Shareholders November 16, 2005 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE FUND

The undersigned hereby appoints Joseph S. Burkhart and Mary J. O’Dell both jointly and individually as proxy to vote for and in the name, place and stead of the undersigned at the Special Meeting of Shareholders of Torray Fund (the “Fund”), to be held at the Hyatt Regency Hotel, One Bethesda Metro Center, Wisconsin Avenue at Old Georgetown Road, Bethesda, Maryland 20814 on November 16, 2005 at 11:00 a.m., Eastern Time, and at any adjournment thereof, according to the number of votes and as fully as if personally present.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER AS SPECIFIED. IF NO SPECIFICATION IS MADE, THE PROXY MAY BE VOTED FOR THE PROPOSAL.

THE TORRAY FUND

(the “Trust”)

7501 Wisconsin Avenue

Suite 1100

Bethesda, Maryland 20814

(800) 443-3036

September 30, 2005

Dear Shareholder:

On behalf of the Board of Trustees of the Trust and in connection with one of the Trust’s investment series, The Torray Institutional Fund (the “Fund”), I invite you to a special meeting of shareholders of the Fund to be held on November 16, 2005, at 11:00 a.m., Eastern Time, at the Hyatt Regency Hotel, One Bethesda Metro Center, Wisconsin Avenue at Old Georgetown Road, Bethesda, Maryland 20814 (the “Special Meeting”).

At the Special Meeting, as explained more fully in the attached Proxy Statement, you will be asked to vote on the following proposal:

1.	To approve a new Investment Management Agreement between the Fund and Torray LLC, the proposed new investment adviser to the Fund; and
2.	To transact such other business as may properly come before the Special Meeting and any adjournments or postponements thereof.

The Board of Trustees strongly invites your participation by asking you to review these materials and complete and return your Proxy Card as soon as possible.

Detailed information about the proposal is contained in the enclosed materials. In sum, Torray LLC will be a newly formed affiliate of the Fund’s current investment adviser, The Torray Corporation. Torray LLC will be assuming the advisory business of The Torray Corporation and two affiliated entities. The Torray Corporation has two controlling shareholders, Robert E. Torray and Douglas C. Eby. As part of an effort to create a succession plan that insures The Torray Corporation and its affiliated entities remain independent and to facilitate estate planning for Mr. Torray, we intend that ownership interests in Torray LLC will be reallocated among the current owners and that outside investors will acquire a minority ownership interest, resulting in Mr. Eby acquiring majority ownership of Torray LLC. Messrs. Eby and Torray have agreed to enter into long-term employment agreements with Torray LLC.

Even though following the contemplated transaction approximately 75% of the Torray LLC ownership interests will continue to be held by the current owners of The Torray Corporation, the intended transfer of majority control to Mr. Eby will constitute an “assignment” of the Fund’s existing Investment Management Agreement with The Torray Corporation, as defined under the Investment Company Act of 1940 (“1940 Act”), which will result in the termination of the Investment Management Agreement according to its terms and the provisions of the 1940 Act. As a result, we are soliciting shareholder proxies to approve a new Investment Management Agreement between the Fund and Torray LLC prior to closing the transaction in accordance with the requirements of the 1940 Act. In soliciting your vote, we want to assure you that there will be no change in our investment approach, our commitment to the future of the business, or the level of effort devoted to the Fund’s portfolio of investments.

Your vote is important to us regardless of the number of shares you own. Whether or not you plan to attend the Special Meeting in person, please read the Proxy Statement and cast your vote promptly. It is important that your vote be received no later than the time of the Special Meeting on November 16, 2005.

VOTING IS QUICK AND EASY. EVERYTHING YOU WILL REQUIRE IS ENCLOSED. To cast your vote simply complete, sign and return the Proxy Card in the enclosed postage-paid envelope.

In addition to voting by mail you may also vote by either telephone or via the Internet, as follows:

To vote by Telephone:	To vote by Internet:

(1) Read the Proxy Statement and have your Proxy Card at hand.	(1) Read the Proxy Statement and have your Proxy Card at hand.

(2) Call the toll-free number that appears on your Proxy Card.	(2) Go to the website that appears on your Proxy Card.

(3) Enter the control number set forth on the Proxy Card and follow the simple instructions.	(3) Enter the control number set forth on the Proxy Card and follow the simple instructions.

We encourage you to vote by telephone or via the Internet using the control number that appears on your enclosed Proxy Card. Use of telephone or Internet voting will reduce the time and effort associated with this proxy solicitation.

Whichever method you choose, please read the enclosed proxy statement carefully before you vote.

PLEASE TAKE A FEW MINUTES TO READ THE PROXY STATEMENT AND

CAST YOUR VOTE. BY VOTING AS SOON AS POSSIBLE YOU SAVE THE

FUND THE TROUBLE OF FURTHER SOLICITING YOUR VOTE.

If you have any questions regarding these matters, please do not hesitate to contact us at (800) 443-3036.

Sincerely,

/s/ William M Lane
William M Lane
President
The Torray Fund

THE TORRAY FUND

(the “Trust”)

7501 Wisconsin Avenue

Suite 1100

Bethesda, Maryland 20814

(800) 443-3036

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD NOVEMBER 16, 2005

To the Shareholders:

The Board of Trustees of the Trust has scheduled a special meeting of shareholders of The Torray Institutional Fund (the “Fund”) (the “Special Meeting”) to be held on November 16, 2005, at 11:00 a.m., Eastern Time at the Hyatt Regency Hotel, One Bethesda Metro Center, Wisconsin Avenue at Old Georgetown Road, Bethesda, Maryland 20814, for the following purpose:

1.	To approve a new Investment Management Agreement between the Fund and Torray LLC, the proposed new investment adviser to the Fund; and

2.	To transact such other business as may properly come before the Special Meeting and any adjournments or postponements thereof.

To approve a new Investment Management Agreement between the Fund and Torray LLC, the proposed new investment adviser to the Fund; and

To transact such other business as may properly come before the Special Meeting and any adjournments or postponements thereof.

You are entitled to vote at the Special Meeting and any adjournments or postponements thereof if you owned shares of the Fund at the close of business on September 21, 2005 (the “Record Date”).

Whether or not you plan to attend the Special Meeting in person, please vote your shares. In addition to voting by mail you may also vote by telephone or via the Internet, as follows:

To vote by Telephone:	To vote by Internet:
(1) Read the Proxy Statement and have your Proxy Card at hand.	(1) Read the Proxy Statement and have your Proxy Card at hand.
(2) Call the toll-free number that appears on your Proxy Card.	(2) Go to the website that appears on your Proxy Card.
(3) Enter the control number set forth on the Proxy Card and follow the simple instructions.	(3) Enter the control number set forth on the Proxy Card and follow the simple instructions.

We encourage you to vote by telephone or via the Internet using the control number that appears on your enclosed Proxy Card. Use of telephone or Internet voting will reduce the time and effort associated with this proxy solicitation. Whichever method you choose, please read the enclosed Proxy Statement carefully before you vote.

PLEASE RESPOND - WE ASK THAT YOU VOTE PROMPTLY IN ORDER TO AVOID

THE NEED FOR ANY ADDITIONAL SOLICITATION.

YOUR VOTE IS IMPORTANT

By Order of the Board of Trustees

/s/ William M Lane
William M Lane
Secretary
September 30, 2005	The Torray Fund

THE TORRAY FUND

(the “Trust”)

7501 Wisconsin Avenue

Suite 1100

Bethesda, Maryland 20814

(800) 443-3036

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON NOVEMBER 16, 2005

This proxy statement is being furnished to you in connection with the solicitation of proxies by the Board of Trustees of the Trust in connection with a matter involving the fund that you are invested in, The Torray Institutional Fund (the “Fund”), which is to be voted at a Special Meeting of Shareholders to be held at the Hyatt Regency Hotel, One Bethesda Metro Center, Wisconsin Avenue at Old Georgetown Road, Bethesda, Maryland 20814, on November 16, 2005, at 11:00 a.m., Eastern Time, for the purpose set forth below and as described in greater detail in this Proxy Statement. The meeting and any adjournments or postponements of the meeting is referred to in this Proxy Statement as the “Special Meeting.”

You are entitled to vote at the Special Meeting and any adjournments or postponements if you owned shares of the Fund on the close of business on September 21, 2005 (“Record Date”). The date of the first mailing of the Proxy Cards and this Proxy Statement to shareholders will be on or about September 30, 2005.

Only shareholders of record at the close of business on the Record Date will be entitled to notice of, and to vote at, the Special Meeting. Shares represented by proxies, unless previously revoked, will be voted at the Special Meeting in accordance with the instructions of the shareholders. If Proxy Cards have been executed, but no instructions are given, such proxies will be voted in favor of the proposal. To revoke a proxy, the shareholder giving such proxy must either (1) submit to the Fund a subsequently dated Proxy Card, (2) deliver to the Fund a written notice of revocation at the address stated above, or (3) otherwise give notice of revocation in open meeting, in all cases prior to the exercise of the authority granted in the proxy.

The presence in person or by proxy of the holders of record of 40% of the outstanding shares of the Fund shall constitute a quorum at the Special Meeting, permitting action to be taken.

The Trust will furnish, without charge, a copy of the Fund’s most recent annual report (and the most recent semi-annual report succeeding the annual report) to shareholders upon request, which may be made either by writing to the Trust at the address above or by calling toll-free (800) 443-3036. The report will be mailed to you by first class mail within three business days of your request.

PROPOSAL

APPROVAL OF A NEW INVESTMENT MANAGEMENT AGREEMENT

What is happening?

The current investment adviser to the Fund, The Torray Corporation (the “Current Adviser”), has informed the Board of Trustees that it will transfer all of its assets and liabilities to a soon-to-be formed investment advisory firm, Torray LLC (the “New Adviser”), in exchange for an equivalent portion of the equity interests in the New Adviser, which transaction is permissible under the terms of the existing Investment Management Agreement between the Fund and the Current Adviser (the “Current Agreement”) and the applicable provisions of the Investment Company Act of 1940 (the “1940 Act”). In addition, the New Adviser intends to enter into an agreement to consummate a transaction (the “Transaction”) that will result in a change in control for purposes of the 1940 Act. Upon the change in control, the Current Agreement will terminate in accordance with its terms and the terms of the applicable provisions of the 1940 Act.

Robert E. Torray and Douglas C. Eby are the two control persons of the Current Adviser based upon their ownership of the common stock of the Current Adviser. Under the 1940 Act, any person who owns beneficially, either directly or through one or more controlled companies, more than 25% of the voting securities of a company shall be presumed to control such company. As part of the contemplated Transaction, the Current Adviser, the New Adviser, Mr. Torray, Mr. Eby, Mr. William M Lane (an existing shareholder of the Current Adviser) and certain other parties (the “New Investors”) intend to enter into an agreement, pursuant to which Mr. Eby will become the sole control person of the New Adviser and Mr. Torray will remain a significant equity holder, but not a control person, of the New Adviser. In addition, it is expected that the New Investors, none of which is affiliated with the Current Adviser, and Mr. Lane will own the remaining portion of the equity interests in the New Adviser, but none of the New Investors or Mr. Lane will hold a controlling interest in the New Adviser. Mr. Eby, Mr. Torray and Mr. Lane will hold their interests in the New Adviser indirectly through their ownership of the Current Adviser and two other corporations, Robert E. Torray & Company, Inc. and TEL Corporation, Inc., which are located at 7501 Wisconsin Avenue, Suite 1100, Bethesda, Maryland 20814. Upon completion of the contemplated Transaction, Mr. Eby will be the controlling equity holder of the New Adviser, Mr. Torray will be the second-largest equity holder of the New Adviser, and it is expected that each of Mr. Torray and Markel Corporation, one of the expected New Investors and a publicly traded international property and casualty insurance holding company, will hold more than 10% of the total equity in the New Adviser. The addresses for each of Mr. Eby, Mr. Torray and Markel Corporation are set forth in “Information About the Current Adviser and the New Adviser” below.

Because Mr. Torray will not be a control person of the New Adviser following the completion of the contemplated Transaction, a change in control would occur for purposes of the 1940 Act. As a result, the Current Agreement will be terminated automatically by operation of law upon the effectiveness of the Transaction, and shareholders of the Fund are hereby being asked to approve a new Investment Management Agreement (the “New Agreement”) between the Fund and the New Adviser, which would take effect following the completion of the contemplated Transaction. In addition to the signing of definitive documentation, the receipt of the requisite shareholder vote in favor of the New Agreement will be a condition to the closing of the Transaction.

The terms of the New Agreement are identical to the terms of the Current Agreement, except for the dates of execution, effectiveness, termination and certain other non-material changes. The following pages give you additional information on the contemplated Transaction, the proposed New Agreement for the Fund, and the manner in which the contemplated Transaction will affect you as a shareholder. The approval of the New Agreement for the Fund is an important matter to be voted upon by you.

How will the Transaction affect me as a Fund shareholder?

The contemplated Transaction is not expected to result in any changes to the way in which the Fund is managed. The Transaction will not cause any changes to the Fund’s investment objectives or policies. The Transaction will also not affect your shareholdings, and you will continue to own the same number of shares in the Fund as you do now. The terms of the New Agreement, including the management fee to be paid by the Fund to the New Adviser, are the same in all respects as the Current Agreement, except for the dates of execution, effectiveness, termination and certain other non-material changes. In addition, the Transaction is not expected to result in a change of the investment personnel, including the Fund’s portfolio management team, as Mr. Torray and Mr. Eby will continue to serve as the co-portfolio managers of the Fund after the Transaction. After the Transaction, the New Adviser intends to continue to devote sufficient resources to the management and operation of the Fund. The likely New Investors, including Markel Corporation, will not have an active role in the New Adviser’s day-to-day management and operation of the Fund.

Similarly, the Transaction will not affect the Fund’s contractual relationships with its other service providers, including the Fund’s transfer agent and custodian. Thus, you can expect to continue to receive the same high level of service that you have come to expect as a Fund shareholder.

Will the management fees be the same?

Yes. The investment management fees paid by the Fund will remain the same.

How do the Board members of the Fund recommend that I vote?

After careful consideration, the Fund’s Board of Trustees, including those trustees who are not affiliated with the Trust, the Current Adviser or the New Adviser, recommends that you vote in favor of the Proposal.

Will the Fund pay for the proxy solicitation and legal costs associated with this transaction?

No. The Current Adviser has agreed to bear all of these costs so that the Fund will not have to.

Summary of the Transaction

The Current Adviser was organized as a Maryland corporation in 1990. Currently, its outstanding voting securities are owned by Robert E. Torray, William M Lane and Douglas C. Eby. The New Adviser will acquire all of the assets and liabilities of the Current Adviser in exchange for an equivalent portion of the equity interests in the New Adviser. In addition, it is contemplated that ownership interests in the New Adviser will be reallocated among the current owners and that the New Investors will acquire a minority ownership interest in the New Adviser, resulting in Mr. Eby acquiring majority ownership of the New Adviser. Based upon his majority ownership interest in the New Adviser, Mr. Eby will be deemed to control the New Adviser for purposes of the 1940 Act. Mr. Torray and Mr. Lane will be employees and equity holders of the New Adviser, but they will be deemed not to control the New Adviser under the 1940 Act based on their equity ownership.

Considerations Under the Investment Company Act of 1940

Section 15(a) of the 1940 Act prohibits any person from serving as an investment adviser to a registered investment company except pursuant to a written agreement that has been approved by the shareholders of the investment company. The Current Adviser presently serves as the investment manager to the Fund under an agreement that was approved by the initial shareholder of the Fund on June 28, 2001 (the “Current Agreement”). The Current Agreement was most recently approved by the Board of Trustees at an in-person meeting held on September 28, 2004.

Section 15(a) also provides for the automatic termination of such agreements upon their assignment. An assignment is deemed to include any change of control of an investment adviser. Accordingly, the Current Agreement will terminate upon its assignment due to the proposed change in control resulting from the Transaction. In order for the New Adviser to be able to continue to provide investment management services to the Fund, shareholders must approve the New Agreement. A form of the New Agreement is attached to this Proxy Statement as Appendix A. The material terms of the Current Agreement and the New Agreement are described below.

Terms of the Current Agreement and the New Agreement

The terms of the New Agreement are identical to the terms of the Current Agreement, except for the dates of execution, effectiveness, termination and certain other non-material changes. The fees payable by the Fund to the Manager are identical in the Current and New Agreements.

On August 22 and September 7, 2005, the Board of Trustees met to consider the terms of the proposed Transaction, its effect on the Fund, and the proposed management of the Fund by the New Adviser under the New Agreement. The Trustees, including the Independent Trustees, approved, subject to shareholder approval described herein, the New Agreement between the Fund and the New Adviser. The Trustees recommend approval of the New Agreement by the shareholders of the Fund.

Subject to the control of the Trustees of the Trust, the Current Adviser continuously furnishes an investment program for the Fund and makes investment decisions on behalf of the Fund. The Current Adviser also manages, supervises and conducts the other affairs and business of the Fund, furnishes office space and equipment, provides bookkeeping and certain clerical services and pays all fees and expenses of the officers of the Fund.

Duties Under the New Agreement. Upon the completion of the proposed Transaction, and assuming shareholder approval of the New Agreement, the New Adviser will continue to provide these same services as are presently being provided to the Fund by the Current Adviser. Under the New Agreement, the New Adviser will: (i) furnish continuously an investment program for the Fund and will make investment decisions on behalf of the Fund and place all orders for the purchase and sale of portfolio securities, and (ii) manage, supervise and conduct the other affairs and business of the Fund, furnish office space and equipment, provide bookkeeping and clerical services, and pay all salaries, fees and expenses of the officers and Trustees of the Trust who are affiliated with the New Adviser. The New Adviser will discharge its responsibilities subject to the control of the Trustees and in a manner consistent with the Fund’s investment objectives, policies and limitations.

Duration and Termination. Upon the completion of the proposed Transaction, and assuming shareholder approval of the New Agreement, and unless terminated earlier, the New Agreement shall continue in effect as to the Fund through November 1, 2006 and thereafter for periods of one year for so long as such continuance is specifically approved at least annually: (i) by the vote of the holders of a majority of the outstanding shares of the Fund or (ii) by the vote of a majority of the Independent Trustees of the Trust, cast in person at a meeting called for the purpose of voting on such approval.

The New Agreement will terminate automatically in the event of its assignment. The New Agreement is terminable at any time without penalty by: (i) by the Trustees of the Trust; (ii) by a vote of a majority of the outstanding shares of the Fund; or (iii) on sixty (60) days’ written notice to the Manager or the Fund.

Compensation. Like the Current Agreement, under the New Agreement the New Adviser will receive a fee computed daily and paid monthly at the annual rate of 0.85% of the average daily net asset value of the Fund.

Limitations on Liability. Like the Current Agreement, the New Agreement provides that the New Adviser will not be liable for any act or omission in the course of, or connected with, rendering services under the agreement, but will be liable only for willful misfeasance, bad faith or gross negligence or reckless disregard of its obligations under the agreement.

Information About the Current Adviser and the New Adviser

The Current Adviser is located at 7501 Wisconsin Avenue, Suite 1100, Bethesda, Maryland 20814. The Current Adviser is owned by Mr. Torray, Mr. Eby and Mr. Lane. Robert E. Torray has served as President of the Current Adviser since it was organized in 1990. Mr. Torray is also the Chairman of Robert E. Torray & Co., Inc., a manager of large institutional portfolios that he founded on May 1, 1972, and the Chairman of TEL Corporation, Inc. a private investment fund manager that was founded on October 14, 2003, both of which are collectively owned by Mr. Torray, Mr. Eby and Mr. Lane. Douglas C. Eby, the Fund’s co-manager, joined the Current

Adviser in 1992. He serves as the Executive Vice President and is also President of Robert E. Torray & Co., Inc. and TEL Corporation. Mr. Torray is 68 and Mr. Eby is 46. As co-portfolio managers, Mr. Torray and Mr. Eby share equally in the day-to-day management of the Fund’s investment portfolio.

The Current Adviser provides investment advice and portfolio management services and oversees the administration of the Fund pursuant to the terms of the Current Agreement. The Current Agreement is dated as of June 29, 2001 and was last approved by shareholders of the Fund on June 29, 2001 when it was submitted to the vote of the then sole shareholder of the Fund in connection with the establishment and organization of the Fund. The Current Adviser received 0.85% of the Fund’s average daily net assets as compensation for these services for the fiscal year ended December 31, 2004, which amounted to $6,600,243. The Current Adviser also provides investment advice to The Torray Fund, which is another fund having similar investment objectives as the Fund. The Torray Fund requires a minimum investment of $10,000 and is intended as an investment vehicle for retail investors. The Current Adviser is entitled to receive a management fee from The Torray Fund at a rate equal to 1.00% of that fund’s average daily net assets. As of August 31, 2005, The Torray Fund had total assets of approximately $1.4 billion.

The Current Adviser is registered as an investment adviser with the Securities and Exchange Commission and as of August 31, 2005 had approximately $6.4 billion in assets under management.

The New Adviser will assume the day-to-day management and operations responsibility for the Fund. The New Adviser will continue to operate out of the offices presently occupied by the Current Adviser. Mr. Torray and Mr. Eby will be officers and employees of the New Adviser, as well as the New Adviser’s two largest equity holders, and they will continue to serve as the co-portfolio managers of the Fund in their capacities with the New Adviser.

Mr. Eby and Mr. Torray are each located at 7501 Wisconsin Avenue, Suite 1100, Bethesda, Maryland 20814. Markel Corporation is located at 4521 Highwoods Parkway, Glen Allen, Virginia 23060.

Shareholder Approval

The Proposal requires the affirmative vote of a “majority of the outstanding shares” of the Fund. The term “majority of outstanding shares,” as defined in the 1940 Act and as used in this Proxy Statement with respect to the Fund, means: the affirmative vote of the lesser of (1) 67% of the voting securities of the Fund present at the Special Meeting if more than 50% of the outstanding shares of the Fund are present in person or by proxy or (2) more than 50% of the outstanding shares of the Fund.

Factors Considered by the Trustees and their Recommendation

At their meetings on August 22 and September 7, 2005, the Trustees discussed and considered the New Agreement in light of the proposed Transaction. Among other things, the Trustees considered representations from the Current Adviser that it is anticipating no material changes to the management and operation of the Fund after the Transaction and that the personnel currently responsible for the investment management of the Fund are intended to continue serving in their respective roles. In connection with this, the Trustees placed particular emphasis on the fact that Mr. Torray and Mr. Eby will continue to serve as the co-portfolio managers of the Fund as employees of the New Adviser and, in addition, that Mr. Torray and Mr. Eby will enter into long-term employment agreements with the New Adviser. The Trustees also considered representations from the Current Adviser that motivating factors for the Transaction are an effort to create a succession plan that ensures the Current Adviser and its affiliated entities remain independent and the estate planning objectives of Mr. Torray. The Trustees also considered that the material terms and conditions and the fees payable under the Current Agreement are not scheduled to be changed under the New Agreement.

Among the factors the Board considered was the overall performance of the Fund achieved by the Current Adviser relative to the performance of other mutual funds with similar investment objectives on both a long term basis and over shorter time periods. In particular, the Board took note of the favorable performance achieved by the Current Adviser for the period since the inception of the Fund and they considered the Current Adviser’s particular focus on long-term investment performance, noting that the Fund has outperformed its applicable benchmark index, the S&P 500 Index, for the period since inception of the Fund. The Trustees indicated that they wished to retain the services of the New Adviser in order to maintain the services of the team that has been responsible for the Fund’s performance. They noted the range of investment advisory and management services provided by the Current Adviser and the level and quality of these services, and in particular, they noted the quality of the personnel providing these services, taking into consideration their finding that the personnel providing these services, and the services provided, are of a very high caliber and quality, and they took into consideration the fact that the personnel providing these services are not expected to change as a result of the contemplated Transaction. The Board also compared expenses of the Fund to the expenses of other funds of similar size, noting that the expenses for the Fund following the completion of the Transaction are expected to continue to compare favorably with industry averages for funds of similar size. They also took note of the fact that the Fund is not presently subject to any sales loads, sales commissions or other similar fees, including Rule 12b-1 distribution fees, which helps to keep the overall expense to shareholders of investing in the Fund lower than the expenses associated with investing in many comparable funds, and they considered the fact that the New Adviser has informed the Board that it does not intend to propose the introduction of such types of fees to the Fund. The Board also reviewed financial information concerning the Current Adviser and the New Adviser, noting the financial soundness of each as demonstrated by the financial information provided.

In addition, the Board reviewed with the Current Adviser information regarding its brokerage practices, including soft dollar matters, which the Current Adviser does not have any agreements to do, and its best execution procedures, which the Board noted were reasonable and consistent with standard industry practice, and the Board was informed by the New Adviser that it intends to continue to follow these same brokerage practices.

Based on this review, and in light of the terms of the contemplated Transaction, the Trustees concluded that the management services contemplated under the New Agreement are reasonably worth the full amount of the fee, plus any benefits that incidentally may accrue to the New Adviser, and that the terms of the New Agreement are fair and reasonable. Accordingly, the Trustees, including a majority of the Independent Trustees, approved the New Agreement and voted to recommend its approval by the shareholders of the Fund.

The Board was also advised that the Current Adviser intends to rely on Section 15(f) of the 1940 Act, which provides a non-exclusive safe harbor for an investment adviser to an investment company or any of the investment adviser’s affiliated persons (as defined under the 1940 Act) to receive any amount or benefit in connection with a sale of securities of the investment adviser that results in a change in control of the investment adviser so long as two conditions are met. First, for a period of three years after the transaction, at least 75% of the board members of the investment company must not be “interested persons” of the investment company’s successor investment adviser or its predecessor adviser. On or prior to the consummation of the Transaction, the Board intends to be in compliance with this provision of Section 15(f). Second, an “unfair burden” must not be imposed upon the investment company as a result of such transaction or any express or implied terms, conditions or understandings applicable thereto. The term “unfair burden” is defined in Section 15(f) to include any arrangement during the two year period after the transaction whereby the investment adviser, or any interested person of any such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for such investment company). No such compensation agreements are contemplated in connection with the Transaction. In addition, in connection with this, the New Adviser has undertaken to the Board that for a period of two years following the completion of the contemplated Transaction, the New Adviser will not seek any increase in the investment advisory fees payable by the Fund under the New Agreement.

THE TRUSTEES RECOMMEND THAT THE SHAREHOLDERS OF THE FUND

VOTE FOR APPROVAL OF THE NEW AGREEMENT.

GENERAL INFORMATION ABOUT THE TRUST

Distributor

The Trust serves as distributor of shares of the Fund. In this capacity, it receives purchase orders and redemption requests relating to its shares.

Custodian and Transfer Agent

PFPC Trust Company, 400 Bellevue Parkway, Wilmington, DE 19809, is the custodian for the Fund. PFPC Inc., 760 Moore Road, King of Prussia, PA 19406 serves as transfer agent and shareholder servicing agent to the Fund.

OTHER BUSINESS

Other Matters to Come Before the Special Meeting

The Board does not intend to present any other business at the Special Meeting. If, however, any other matters are properly brought before the Special Meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment.

Proposals of Shareholders

The Trust does not hold annual shareholder meetings. Any shareholder proposal intended to be presented at any future meeting of shareholders must be received by the Trust at its principal office a reasonable time before the solicitation of proxies for such meeting in order for such proposal to be considered for inclusion in that Proxy Statement relating to such meeting.

Shareholders who wish to communicate with the Board should send communications to the attention of the Secretary of the Trust, 7501 Wisconsin Avenue, Suite 1100, Bethesda, Maryland 20814 and communications will be directed to the Trustee or Trustees indicated in the communication or, if no Trustee or Trustees are indicated, to the Chairman of the Board.

VOTING INFORMATION

This Proxy Statement is furnished in connection with a solicitation of proxies by the Board to be used at the Special Meeting. This Proxy Statement, along with a Notice of the Special Meeting and Proxy Card, is first being mailed to shareholders of the Fund on or about September 30, 2005. Only shareholders of record as of the close of business on the Record Date, September 21, 2005, will be entitled to notice of, and to vote at, the Special Meeting or any adjournments or postponements thereof. If the enclosed form of Proxy Card is properly executed and returned in time to be voted at the Special Meeting, the proxies named therein will vote the shares represented by the proxy in accordance with the instructions marked thereon. Unmarked but properly executed Proxy Cards will be voted FOR the proposal. A proxy may be revoked at any time before or at the Special Meeting by submitting to the Fund a subsequently dated Proxy Card, written notice to the Fund, or by attending and voting at the Special Meeting. Unless revoked, all valid and executed proxies will be voted in accordance with the specifications thereon or, in the absence of such specifications, FOR the proposal.

Quorum and Voting Requirement

The presence at any shareholders meeting, in person or by proxy, of the holders of 40% of the outstanding shares entitled to be cast shall be necessary and sufficient to constitute a quorum for the transaction of business.

The Proposal requires the affirmative vote of a “majority of the outstanding shares” of the Fund. The term “majority of outstanding shares,” as defined by the Investment Company Act of 1940, as amended (the “1940 Act”) and as used in this Proxy Statement with respect to the Fund, means: the affirmative vote of the lesser of (1) 67% of the voting securities of the Fund present at the Special Meeting if more than 50% of the outstanding shares of the Fund are present in person or by proxy or (2) more than 50% of the outstanding shares of the Fund.

ADJOURNMENTS

In the event that sufficient votes to approve the proposals are not received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies. Any such adjournment will require an affirmative vote by the holders of a majority of the shares of the Trust present in person or by proxy and entitled to vote at the Special Meeting. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of such proposal and will vote against such adjournment those proxies to be voted against the proposal.

EFFECT OF ABSTENTIONS

AND BROKER NON-VOTES

For purposes of determining the presence of a quorum for transacting business at the Special Meeting, abstentions and broker “non-votes” (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as Shares that are present but which have not been voted.

Abstentions will have the effect of a “no” vote. Broker non-votes will have the effect of a “no” vote for the Proposal where a vote is determined on the basis of obtaining the affirmative vote of more than 50% of the outstanding shares of the Fund identified in the Proposal. Broker non-votes will not constitute “yes” or “no” votes and will be disregarded in determining the voting securities “present” if such vote is determined on the basis of the affirmative vote of 67% of the voting securities of the Fund present at the Special Meeting.

Broker-dealer firms holding shares of the Fund in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on the Proposal before the Special Meeting. The New York Stock Exchange (the “NYSE”) has taken the position that broker-dealers that are members of the NYSE and that have not received instructions from a customer prior to the date specified in the broker-dealer firm’s request for voting instructions may not vote such customer’s shares on the Proposal. A signed proxy card or other authorization by a beneficial owner of Fund shares that does not specify how the beneficial owner’s shares are to be voted on the Proposal may be deemed to be an instruction to vote such shares in favor of the Proposal.

If you hold shares of the Fund through a bank or other financial institution or intermediary (called a service agent) that has entered into a service agreement with the Fund or an affiliate or agent of the Fund, the service agent may be the record holder of your shares. At the Special Meeting, a service agent will vote shares for which it receives instructions from its customers in accordance with those instructions. A signed proxy card or other authorization by a shareholder that does not specify how the shareholder’s shares should be voted on the Proposal may be deemed to vote such shares in favor of the Proposal. If a service agent is not a member of the NYSE, it may be permissible for the service agent to vote shares with respect to which it has not received specific voting instructions from its customers on the Proposal.

PROXY SOLICITATION

Proxies are being solicited by mail. Additional solicitations may be made by telephone, fax, e-mail, or by personal contact by officers or employees of the Current Adviser and its affiliates. The cost of the solicitation will be borne by the Current Adviser.

SHARE INFORMATION

Holders of record of shares of the Fund, at the close of business on the Record Date will be entitled to one vote per share for the Fund on all business to be conducted at the Special Meeting. The number of shares outstanding as of the Record Date was 11,327,882.

FUND SHARES OWNED BY CERTAIN BENEFICIAL OWNERS

As of the Record Date the following entities owned beneficially or of record 5% or more of the Fund’s shares.

NAME AND ADDRESS	PERCENTAGE OF FUND SHARES OUTSTANDING

Charles Schwab & Co., Inc. FBO Schwab Customers 101 Montgomery Street San Francisco, CA 94104	12.7%

Prudential Investment Management Services FBO Mutual Fund Clients 194 Wood Avenue South Iselin, NJ 08830	55.3%

Appendix A

THE TORRAY INSTITUTIONAL FUND

MANAGEMENT CONTRACT

Management Contract executed as of                     , 2005, between THE TORRAY FUND, a Massachusetts business trust (the “Trust”), on behalf of its separate investment series THE TORRAY INSTITUTIONAL FUND (the Fund”), and TORRAY LLC, a Delaware limited liability company (the “Manager”).

Witnesseth:

That in consideration of the mutual covenants herein contained, it is agreed as follows:

1.	SERVICES TO BE RENDERED BY MANAGER TO THE FUND

(a)    Subject always to the control of the Trustees of the Trust and to such policies as the Trustees may determine, the Manager will, entirely at its own expense, (i) furnish continuously an investment program for the Fund and will make investment decisions on behalf of the Fund and place all orders for the purchase and sale of portfolio securities and (ii) manage, supervise and conduct all of the affairs and business of the Fund and bear the expenses of all service providers to the Fund, furnish office space and equipment, and pay all salaries, fees and expenses of officers and Trustees of the Trust who are affiliated with the Manager. In the performance of its duties, the Manager will be subject to the control of the Trustees and to the policies determined by the Trustees, as well as to the provisions of the Trust’s Agreement and Declaration of Trust, its By-laws as in effect from time to time, and the investment objectives, policies and restrictions stated in the Fund’s prospectus.

(b)    The Manager agrees to bear each and every expense of the Fund in exchange for its fee to be paid hereunder.

(c)    In the selection of brokers or dealers and the placing of orders for the purchase and sale of portfolio investments for the Fund, the Manager shall seek to obtain for the Fund the most favorable price and execution available, except to the extent it may be permitted to pay higher brokerage commissions for brokerage and research services as described below. In using its best efforts to obtain for the Trust the most favorable price and execution available, the Manager, bearing in mind the Trust’s best interests at all times, shall consider all factors it deems relevant, including by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker and dealer involved and the quality of service rendered by the broker or dealer in other transactions. Subject to such policies as the Trustees may determine, the Manager shall not be deemed to have acted unlawfully or to have breached any duty created by this Contract or otherwise solely by reason of its having caused the Fund to pay a broker or dealer that provides brokerage and research services to the Manager an amount of commission for effecting a securities transaction for the Fund in excess of the commission another broker or dealer would have charged for effecting that transaction, if the Manager determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Manager’s overall responsibilities with respect to the Fund and to other clients of the Manager as to which the Manager exercises investment discretion.

2.	OTHER AGREEMENTS, ETC.

It is understood that any of the shareholders, Trustees, officers and employees of the Trust may be a shareholder, director, officer, or employee of, or be otherwise interested in, the Manager, and in any person controlled by or under common control with the Manager, and that the Manager and any person controlled by or under common control with the Manager may have an interest in the Trust. It is also understood that the Manager and persons controlled by or under common control with the Manager have and may have advisory, management service, distribution or other contracts with other organizations and persons, and may have other interests and businesses.

3.	COMPENSATION TO BE PAID BY THE FUND TO THE MANAGER.

The Fund will pay to the Manager as compensation for the Manager’s services rendered, for the facilities furnished and for the expenses borne by the Manager pursuant to Section 1, a fee, computed daily and paid monthly, at the annual rate of 0.85% of the daily net asset value of the Fund. The fee shall be paid from the assets of the Fund. Such fee shall be payable within five (5) business days after the end of each month.

If the Manager shall serve for less than the whole of a month, the foregoing compensation shall be prorated.

4.	ASSIGNMENT TERMINATES THIS CONTRACT; AMENDMENTS OF THIS CONTRACT.

This Contract shall automatically terminate, without the payment of any penalty, in the event of its assignment; and this Contract shall not be amended unless such amendment is approved at a meeting by the affirmative vote of a majority of the outstanding shares of the Fund, and by the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the Trustees of the Trust who are not interested persons of the Trust or of the Manager.

5.	EFFECTIVE PERIOD AND TERMINATION OF THIS CONTRACT.

This Contract shall become effective upon its execution, and shall remain in full force and effect continuously thereafter (unless terminated automatically as set forth in Section 4) until terminated as follows:

(a)    Either party hereto may at any time terminate this Contract by not more than sixty days’ written notice delivered or mailed by registered mail, postage prepaid, to the other party, or

(b)    If (i) the Trustees of the Trust or the shareholders of the affirmative vote of a majority of the outstanding shares of the Trust, and (ii) a majority of the Trustees of the Trust who are not interested persons of the Trust or of the Manager, by vote cast in person at a meeting called for the purpose of voting on such approval, do not specifically approve - at least annually the continuance of this Contract, then this Contract shall automatically terminate at the close of business on the second anniversary of its execution, or upon the expiration of one year from the effective date of the last such continuance, whichever is later; provided, however, that if the continuance of this Contract is submitted to the shareholders of the Trust for their approval and such shareholders fail to approve such continuance of this Contract as provided herein, the Manager may continue to serve hereunder in a manner consistent with the 1940 Act and the rules and regulations thereunder.

Action by the Trust under (a) above may be taken either (i) by vote of a majority of its Trustees, or (ii) by the affirmative vote of a majority of the outstanding shares of the Trust.

Termination of this Contract pursuant to this Section 5 shall be without the payment of any penalty.

6.	CERTAIN DEFINITIONS.

For the purposes of this Contract, the “affirmative vote of a majority of the outstanding shares” means the affirmative vote, at a duly called and held meeting of shareholders, (a) of the holders of 67% or more of the shares of the Fund present (in person or by proxy) and entitled to vote at such meeting, if the holders of more than 50% of the outstanding shares of the Fund entitled to vote at such meeting are present in person or by proxy, or (b) of the holders of more than 50% of the outstanding shares of the Fund entitled to vote at such meeting, whichever is less.

For the purposes of this Contract, the terms “affiliated person,” “control,” “interested person” and “assignment” shall have their respective meanings defined in the 1940 Act and the rules and regulations thereunder, subject, however to such exemptions as may be granted by the Securities and Exchange Commission under said Act; the term “specifically approve at least annually” shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder; and the term “brokerage and research services” shall have the meaning given in the Securities Exchange Act of 1934 and the rules and regulations thereunder.

7.	USE OF NAME.

The word “Torray” to be used in the Fund’s name belongs exclusively to the Manager, and may be used by the Fund only so long as this Contract has not been terminated.

8.	NONLIABILITY OF MANAGER.

In the absence of willful misfeasance, bad faith or gross negligence on the part of the Manager, or reckless disregard of its obligations and duties hereunder, the Manager shall not be subject to any liability to the Fund, or to any shareholder of the Fund, for any act or omission in the course of, or connected with, rendering services hereunder.

9.	LIMITATION OF LIABILITY OF THE TRUSTEES AND SHAREHOLDERS.

A copy of the Agreement and Declaration of Trust of the Trust is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of the Trustees of the Trust as Trustees and not individually and that the obligations of this instrument are not binding upon any of the Trustees or shareholders individually but are binding only upon the assets and property of the Trust.

IN WITNESS WHEREOF, THE TORRAY FUND, on behalf of its investment series THE TORRAY INSTITUTIONAL FUND, and TORRAY LLC have each caused this instrument to be signed on its behalf by its duly authorized representative, all as of the day and year first above written.

THE TORRAY FUND, on behalf of its
separate investment series THE TORRAY
INSTITUTIONAL FUND

By:

Title:

TORRAY LLC

By:

Title:

PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735

THREE EASY WAYS TO VOTE

To vote by Mail

1) Read the Proxy Statement.

2) Check the appropriate boxes on the Proxy Card below.

3) Sign and date the Proxy Card below.

4) Return the proxy card in the envelope provided.

To vote by Internet

1) Read the Proxy Statement and have the Proxy Card below at hand.

2) Go to www.proxyvote.com

3) Follow the instructions provided.

To vote by Telephone

1) Read the Proxy Statement and have the Proxy Card below at hand.

2) Call 1-800-690-6903

3) Follow the recorded instructions.

Do not return your Proxy Card if you are voting by telephone or Internet.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

TOR69A

DETACH AND RETURN THIS PORTION ONLY

KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

THE TORRAY INSTITUTIONAL FUND

THIS PROXY CARD IS VALID ONLY WHEN SIGNED

The Board of Trustees Recommends a Vote FOR the Proposal.

VOTE ON PROPOSAL

1. To approve a new Investment Management Agreement between the Fund and Torray LLC:

To transact such other business as may properly come before the Special Meeting and any adjournment thereof.

FOR AGAINST ABSTAIN

PLEASE SIGN AND DATE BELOW.

NOTE: Please sign your name exactly as your shareholder name or names appear on the account. This will authorize the voting of these shares as indicated. Where shares are registered with joint owners, all joint owners should sign. Persons signing as executors, administrators, trustees, etc. should so indicate.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

THE TORRAY INSTITUTIONAL FUND

Special Meeting of Shareholders November 16, 2005 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE FUND

The undersigned hereby appoints Joseph S. Burkhart and Mary J. O’Dell both jointly and individually as proxy to vote for and in the name, place and stead of the undersigned at the Special Meeting of Shareholders of The Torray Institutional Fund (the “Fund”), to be held at the Hyatt Regency Hotel, One Bethesda Metro Center, Wisconsin Avenue at Old Georgetown Road, Bethesda, Maryland 20814 on November 16, 2005 at 11:00 a.m., Eastern Time, and at any adjournment thereof, according to the number of votes and as fully as if personally present.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER AS SPECIFIED. IF NO SPECIFICATION IS MADE, THE PROXY MAY BE VOTED FOR THE PROPOSAL.